Exhibit 10.30

AMENDED AND RESTATED PROMISSORY NOTE A-[    ]

$[ ]	October [ ], 2005

THIS AMENDED AND RESTATED PROMISSORY NOTE (this “Note”), is made as of October [            ], 2005, by and between FIRST STATES INVESTORS 239, LLC, a Delaware limited liability company, as borrower, having its principal place of business at c/o American Financial Realty Trust, 680 Old York Road, Suite 200, Jenkintown, Pennsylvania 19046 (“Borrower”), and BANK OF AMERICA, N.A., a national banking association, as lender, having an address at Hearst Tower, 214 North Tryon Street, Charlotte, North Carolina 28255 (“Lender”).

R E C I T A L S

WHEREAS, Lender is the present owner and holder of that certain promissory note, dated as of August 5, 2005, which evidences an indebtedness of Borrower to Lender in the current outstanding principal amount of $190,458,087, together with interest (the “Original Note”);

WHEREAS, on the date hereof, Borrower and Lender have entered into that certain Note Severance Agreement (the “Severance Agreement”) which splits the indebtedness evidenced by the Original Note into two (2) separate obligations of indebtedness evidenced by (a) this Note evidencing the principal sum of Component A-[    ] (as described in the Severance Agreement) in the aggregate principal amount of [                ] Dollars ($[            ]) and (b) that certain Amended and Restated Promissory Note A-[    ] dated as of the date hereof evidencing the principal sum of Component A-[    ] (as described in the Severance Agreement) in the principal amount of [                ] Dollars ($[            ]) (“Note A-[    ]”).

WHEREAS, each of this Note and Note A-[    ] shall continue to be secured by the Mortgage (as hereinafter defined) and shall collectively be referred to as the “Note” in the Mortgage and all other Loan Documents.

NOW, THEREFORE, in consideration of the premises, the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows, effective as of the date first above written:

A. Borrower’s indebtedness is [                ] Dollars ($[            ]) as evidenced by this Note in the principal amount of [                ] Dollars ($[            ]), together with interest thereon to be computed from the date of this Note at the Note Rate (or, if applicable, the Default Rate), and to be paid to the order of Lender, or at such other place as the holder hereof may from time to time designate in writing, in lawful money of the United States of America in accordance with the terms of this Note and that certain Loan Agreement dated August 5, 2005, between Borrower and Lender (such Loan Agreement, as same may be further amended and restated from time to time, is hereinafter referred to as the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

B. Borrower and Lender hereby agree that the portion of the Original Note, having been severed pursuant to the Severance Agreement into this Note, is hereby amended, restated and replaced in its entirety with respect to the principal indebtedness evidenced by this Note.

ARTICLE 1

PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rate and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

ARTICLE 2

DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender if any portion of the Debt is not paid on or prior to the date the same is due or if the entire Debt is not paid on or before the Maturity Date, provided, however, Borrower shall not be in default so long as there is sufficient money in the Lockbox Account for payment of all amounts then due and payable (including deposits to Reserve Accounts) and Lender’s access to such money has not been constrained or constricted in any manner.

ARTICLE 3

LOAN DOCUMENTS

This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4

SAVINGS CLAUSE

Notwithstanding anything to the contrary contained in this Note or the other Loan Documents, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

ARTICLE 5

NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6

WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind except as provided in the Loan Agreement. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and its members shall not thereby be released from any liability. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership, and the term “Borrower,” as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such borrowing entity which may be set forth in the Loan Agreement, the Mortgage or any other Loan Documents.) If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

ARTICLE 7

TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer other than in connection with the Securitization, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter arising from events thereafter occurring; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8

EXCULPATION

The provisions of Article 15 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

ARTICLE 9

GOVERNING LAW

(A) THE PARTIES AGREE THE STATE OF NEW YORK HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, LENDER AND BORROWER EACH HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER’S OR BORROWER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, AND LENDER AND BORROWER EACH WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

ARTICLE 10

NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 16.1 of the Loan Agreement.

ARTICLE 11

CONFLICT

If any provision of this Note shall conflict with any provision of the Loan Agreement the provisions of the Loan Agreement shall control.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

FIRST STATES INVESTORS 239, LLC, a Delaware limited liability company

By:
Name:
Title: